UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2020

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 rue Saint-Dominique, Paris, France 75007

5599 San Felipe, Houston, Texas , U.S.A. 77056 (address)

62 Buckingham Gate, London, United Kingdom SW1E 6AJ

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	SLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On August 11, 2020, Schlumberger Investment SA (the “Issuer”) issued $350,000,000 aggregate principal amount of 2.650% Senior Notes due 2030 (the “Notes”) under a registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”). The registration statement was filed with the SEC on April 25, 2019 (Registration No. 333-231029) (the “Registration Statement”).

The Notes constitute a further issuance of the 2.650% Senior Notes due 2030, of which $900,000,000 aggregate principal amount was issued on June 26, 2020 (the “Existing Notes”). The Notes are also referred to in this Form 8-K as the “Additional Notes.” The Additional Notes form a single series with, and have the same terms (other than the initial offering price and the issue date) as, the Existing Notes. The Additional Notes have the same CUSIP and will trade interchangeably with the Existing Notes. After giving effect to the issuance of the Additional Notes, there is $1,250,000,000 aggregate principal amount outstanding of 2.650% Senior Notes due 2030.

The Additional Notes are fully and unconditionally guaranteed by Schlumberger Limited (“Schlumberger”). The Additional Notes were sold pursuant to an underwriting agreement dated as of August 4, 2020 (the “Underwriting Agreement”), by and among the Issuer, Schlumberger and Citigroup Global Markets Inc. (the “Underwriter”). The Additional Notes were issued under an Indenture dated as of December 3, 2013 (the “Indenture”), by and among the Issuer, Schlumberger, as guarantor, and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by a Second Supplemental Indenture dated as of June 26, 2020 by and among the Issuer, Schlumberger, as guarantor, and the Trustee (the “Second Supplemental Indenture”), and as further supplemented by an Officers’ Certificate dated as of August 11, 2020 executed by the Issuer and Schlumberger (the “Officers’ Certificate”).

The relevant terms of the Notes, the Indenture, the Second Supplemental Indenture and the Officers’ Certificate are further described under the caption “Description of the Notes” in the prospectus supplement dated August 4, 2020, filed with the SEC by Schlumberger on August 6, 2020, pursuant to Rule 424(b)(5) under the Securities Act and in the section entitled “Description of Debt Securities” in the base prospectus dated April 25, 2019, included in the Registration Statement. These descriptions are incorporated in this Item 8.01 by reference.

The Underwriting Agreement and the Officers’ Certificate (including the form of the Additional Notes) are filed as exhibits to this Current Report on Form 8-K and incorporated by reference. The descriptions of the Underwriting Agreement and the Officers’ Certificate (including the form of the Additional Notes) in this Current Report on Form 8-K are summaries and are qualified in their entirety by the terms of the Underwriting Agreement and the Officers’ Certificate (including the form of the Additional Notes). Schlumberger is filing this Current Report on Form 8-K so as to file with the SEC certain items that are to be incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The exhibits listed below are filed pursuant to Item 9.01 of this Form 8-K.

1	Underwriting Agreement dated August 4, 2020, by and among Schlumberger Investment SA, Schlumberger Limited and Citigroup Global Markets Inc.

4.1	Officers’ Certificate dated as of August 11, 2020, executed by Schlumberger Investment SA and Schlumberger Limited.

4.2	Form of 2.650% Senior Notes due 2030 (included as Exhibit A to Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

5.2	Opinion of Loyens & Loeff Luxembourg S.à r.l.

5.3	Opinion of STvB Advocaten (Europe) N.V.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

23.2	Consent of Loyens & Loeff Luxembourg S.à r.l. (included in Exhibit 5.2).

23.3	Consent of STvB Advocaten (Europe) N.V. (included in Exhibit 5.3).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER LIMITED

/s/ Saul R. Laureles
Saul R. Laureles
Assistant Secretary

Date: August 11, 2020